                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - July 21, 1999

                          MEDICAL MANAGER CORPORATION
                          ---------------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                  0-29090                  59-3396629
       --------                  -------                  ----------
(State or Other Jurisdiction     (Commission            (IRS Employer of
    of Incorporation)            File Number)          Identification No.)


3001 North Rocky Point Drive East, Suite 400, Tampa, Florida     33607
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(Address of Principal Executive Offices)                      (Zip Code)


(Registrant's Telephone Number, Including Area Code)    (813) 287-2990
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                                 Not Applicable
-------------------------------------------------------------------------------
         (Former Name or Former Address; if Changed Since Last Report)

Item 5.        Other Events.

     A copy of the joint press release issued by Synetic and Medical Manager on July 20, 1999 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 7.        Financial Statements and Exhibits.

       (c)  Exhibits

               Exhibit No.              Description
               -----------              -----------

                  99.1                  Press Release

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MEDICAL MANAGER CORPORATION


July 21, 1999             By: /s/ Franklyn M. Krieger
                              ---------------------------
                              Franklyn M. Krieger
                              Secretary and
                              Associate General Counsel